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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report, on Cinergy Corp.'s consolidated financial statements, dated January 23, 2001, included in Cinergy Corp.'s Annual Report on Form 10-K for the year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.



                                                             ARTHUR ANDERSEN LLP


Cincinnati, Ohio
November 28, 2001